UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 23, 2007

Hanmi Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30421 (Commission File Number)	95-4788120 (IRS Employer Identification No.)

3660 Wilshire Boulevard Los Angeles California (Address of Principal Executive Offices)	90010 (Zip Code)
Registrant’s telephone number, including area code: (213) 382-2200

Not applicable
(Former name of former address, if changed since last report)

     Check the appreciate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appoint of Certain Officers; Compensation Arrangements with Certain Officers
On May 23, 2007, at the 2007 Annual Meeting of Stockholders, the shareholders of Hanmi Financial Corporation (the “Registrant”) approved the Hanmi Financial Corporation 2007 Equity Compensation Plan (the “Plan”). A copy of the Plan is included as Exhibit 1 to the Company’s proxy statement dated April 20, 2007 (the “Proxy Statement”), forming a part of the Definitive Schedule 14A filed by the Registrant on April 20, 2007, and is incorporated by reference as Exhibit 10.1 to this current report on Form 8-K. The Plan was adopted by the Registrant’s Board of Directors on March 21, 2007, subject to shareholder approval, and became effective when such shareholder approval was obtained on May 23, 2007.
The material terms of the Plan are summarized in the Proxy Statement under the caption “Adoption of 2007 Equity Compensation Plan.” The information contained under the above-referenced caption in the Proxy Statement is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

10.1	2007 Equity Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2007	Hanmi Financial Corporation
	By:	/s/ SUNG WON SOHN
Sung Won Sohn
President and Chief Executive Officer

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